UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017 (May 3, 2017)

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 3, 2017, SITO Mobile, Ltd. (“SITO Mobile” or the “Company”) held an earnings conference call, the date of which was previously publicly disclosed on April 27, 2017, to review its unaudited financial results for its first fiscal quarter ended March 31, 2017 and to discuss other matters relating to the Company’s business and operations. The Company’s Interim Chief Executive Officer, Richard O’Connell Jr., and Interim Chief Financial Officer, Lawrence Firestone, participated in the earnings conference call. During the earnings conference call, Messrs. O’Connell and Firestone took various questions from investors attending the earnings conference call. A copy of the transcript of the earnings conference call is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description
99.1	Transcript of Earnings Conference Call held on May 3, 2017

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Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “2017 expectations,” “guidance,” “may,” “plan”, “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “opportunities” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. SITO Mobile’s forward-looking statements in this Current Report on Form 8-K and the exhibit attached hereto include, but are not limited to, statements regarding SITO Mobile’s plans and initiatives, growth in our customer base, campaign volume and average campaign dollars and all statements regarding our expectations for revenue generation in future quarters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, sales growth, our reliance on brand owners and wireless carriers, the possible need for additional capital, the risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our stockholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; as well as other risks identified in our filings with the SEC. Any forward-looking statement made by us in this Current Report on Form 8-K and the exhibit attached hereto is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Important Additional Information And Where To Find It

SITO Mobile, its directors and certain of its executive officers are deemed to be participants in a solicitation of consent revocations from SITO Mobile’s stockholders in connection with a pending consent solicitation by a stockholder seeking consents (the “Consent Solicitation”). On May 2, 2017, SITO Mobile filed a definitive consent revocation statement (the “Consent Revocation Solicitation Statement”) and accompanying WHITE consent revocation card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Consent Solicitation. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Consent Revocation Solicitation Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH CONSENT REVOCATION SOLICITATION STATEMENT AND THE ACCOMPANYING WHITE CONSENT REVOCATION CARD AND OTHER DOCUMENTS FILED BY SITO MOBILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain the Consent Revocation Solicitation Statement, any amendments or supplements to the Consent Revocation Solicitation Statement, the accompanying WHITE consent revocation card, and other documents filed by SITO Mobile with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of SITO Mobile’s corporate website at www.sitomobile.com, by writing to SITO Mobile’s Corporate Secretary at SITO Mobile, Ltd., The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ 07301, or by calling SITO Mobile at (201) 275-0555.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: May 4, 2017	/s/ Richard O’Connell Jr.
Name: Richard O’Connell Jr. Title: Interim CEO

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EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of Earnings Conference Call held on May 3, 2017

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